UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22441

JOHN HANCOCK DIVERSIFIED INCOME FUND

(Exact name of registrant as specified in charter)

200 BERKELEY STREET, BOSTON, MA 02116 (Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE

TREASURER

200 BERKELEY STREET

BOSTON, MA 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 543-9634

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

ITEM 1. REPORT TO STOCKHOLDERS.

Semiannual report
John Hancock
Diversified Income Fund
Closed-end international equity
Ticker: HEQ
June 30, 2026

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund currently makes quarterly distributions of an amount equal to $0.2500 per share, which will be paid quarterly until further notice. The fund may make additional distributions: (i) for purposes of not incurring federal income tax at the fund level of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.
The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund’s shareholders. The Plan is subject to periodic review by the fund’s Board of Trustees.
You should not draw any conclusions about the fund’s investment performance from the amount of the fund’s distributions or from the terms of the fund’s Plan. The fund’s total return at net asset value (NAV) is presented in the "Financial highlights" section.
With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income-tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with "yield" or "income".

John Hancock
Diversified Income Fund

2	Your fund at a glance
3	Portfolio summary
5	Fund’s investments
33	Financial statements
37	Financial highlights
38	Notes to financial statements
51	Investment objective, principal investment strategies, and principal risks
54	Additional information
55	Shareholder meeting
56	Evaluation of advisory and subadvisory agreements by the Board of Trustees
62	More information
SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/2026 (%)

The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
2	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT

Portfolio summary
SECTOR COMPOSITION AS OF 6/30/2026 (% of total investments)

TOP 10 HOLDINGS AS OF 6/30/2026 (% of total investments)
Samsung Electronics Company, Ltd.	1.3
Cisco Systems, Inc.	1.0
JPMorgan Chase & Co.	0.9
Exxon Mobil Corp.	0.8
United Microelectronics Corp., ADR	0.8
CVS Health Corp.	0.8
Johnson & Johnson	0.7
Philip Morris International, Inc.	0.7
Allianz SE	0.7
Vanguard International Semiconductor Corp.	0.7
TOTAL	8.4
Cash and short-term investments are not included.

SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	3

COUNTRY COMPOSITION AS OF 6/30/2026 (% of total investments)
United States	51.3
Taiwan	4.9
Japan	4.7
United Kingdom	4.2
China	3.1
France	3.1
Spain	2.9
Canada	2.8
Cayman Islands	2.7
Germany	2.2
Other countries	18.1
TOTAL	100.0
4	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT

Fund’s investments
AS OF 6-30-26 (unaudited)
	Shares	Value
Common stocks 66.6%		$99,685,980
(Cost $95,652,819)
Communication services 3.5%		5,189,434
Diversified telecommunication services 1.9%
AT&T, Inc. (A)	2,457	50,860
Comcast Corp., Class A	11,448	281,048
Orange SA	37,766	712,221
Telenor ASA	8,180	117,224
Telia Company AB	157,311	766,236
Verizon Communications, Inc. (A)	20,248	857,300
Media 0.3%
Altice France Lux 3 (B)	1,034	20,371
Omnicom Group, Inc.	6,399	466,039
Wireless telecommunication services 1.3%
America Movil SAB de CV, Series B	626,501	814,317
Vodacom Group, Ltd.	41,634	386,601
Vodafone Group PLC	541,884	717,217
Consumer discretionary 2.3%		3,474,284
Automobiles 1.0%
Geely Automobile Holdings, Ltd.	289,754	625,541
Honda Motor Company, Ltd.	29,285	263,792
Mercedes-Benz Group AG	1,051	52,864
Toyota Motor Corp. (A)	27,915	467,646
Broadline retail 0.0%
JD.com, Inc., Class A	4,796	61,103
Distributors 0.2%
Genuine Parts Company	2,451	289,169
Hotels, restaurants and leisure 0.2%
Allwyn AG	11,040	175,879
McDonald’s Corp. (A)	289	78,120
Starbucks Corp.	730	74,599
Household durables 0.6%
Garmin, Ltd.	536	127,321
Persimmon PLC	13,589	189,465
Sekisui House, Ltd.	26,564	552,256
Leisure products 0.0%
Sankyo Company, Ltd.	5,978	58,319
Specialty retail 0.3%
Best Buy Company, Inc.	1,066	80,888
Industria de Diseno Textil SA (A)	1,411	88,939
Pop Mart International Group, Ltd. (C)	2,559	50,677
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	5

	Shares	Value
Consumer discretionary (continued)
Specialty retail (continued)
The Home Depot, Inc. (A)	674	$237,706
Consumer staples 4.7%		6,956,837
Beverages 0.7%
PepsiCo, Inc. (A)	2,985	404,169
The Coca-Cola Company (A)	7,331	595,790
Consumer staples distribution and retail 0.6%
J Sainsbury PLC	178,491	757,446
Target Corp.	683	89,207
Food products 0.7%
General Mills, Inc.	12,804	445,579
Nestle SA (A)	1,300	133,335
The Kraft Heinz Company	20,689	488,674
Household products 0.7%
Kimberly-Clark Corp. (A)(D)	2,067	226,895
The Clorox Company	969	92,481
The Procter & Gamble Company (A)	5,160	756,662
Tobacco 2.0%
Altria Group, Inc.	12,692	913,189
British American Tobacco PLC (A)	2,192	135,647
Japan Tobacco, Inc.	21,041	776,402
Philip Morris International, Inc. (A)	6,309	1,141,361
Energy 5.5%		8,187,479
Energy equipment and services 0.3%
Baker Hughes Company	8,154	452,547
Oil, gas and consumable fuels 5.2%
Chevron Corp. (A)	5,844	968,701
China Coal Energy Company, Ltd., H Shares	498,248	625,791
Eni SpA	3,082	72,309
EOG Resources, Inc.	5,666	735,050
Exxon Mobil Corp. (A)	9,424	1,288,449
Inpex Corp.	33,818	682,387
Kinder Morgan, Inc.	24,435	781,187
ONEOK, Inc.	8,797	764,811
Phillips 66	1,256	212,327
TC Energy Corp.	11,387	754,075
The Williams Companies, Inc.	2,528	187,932
TotalEnergies SE (A)	6,079	470,062
Var Energi ASA	46,303	191,851
6	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials 15.7%		$23,557,884
Banks 7.7%
ANZ Group Holdings, Ltd.	3,500	85,415
Banco Bilbao Vizcaya Argentaria SA	26,419	665,146
Banco Comercial Portugues SA	735,735	870,515
Bank of Montreal	4,395	776,799
Bank Polska Kasa Opieki SA	3,720	226,644
BPER Banca SpA	28,892	453,925
CaixaBank SA	41,070	581,887
China Construction Bank Corp.	526,381	746,837
CTBC Financial Holding Company, Ltd.	362,146	811,753
Hana Financial Group, Inc.	10,857	810,952
Huntington Bancshares, Inc.	9,059	160,616
Intesa Sanpaolo SpA	14,975	102,927
JPMorgan Chase & Co.	4,490	1,469,712
Mitsubishi UFJ Financial Group, Inc. (A)	4,059	80,867
Mizuho Financial Group, Inc.	5,802	278,663
Oversea-Chinese Banking Corp., Ltd.	40,679	780,658
Powszechna Kasa Oszczednosci Bank Polski SA	22,673	622,534
Standard Bank Group, Ltd.	7,483	147,716
Sumitomo Mitsui Financial Group, Inc. (A)	8,725	342,012
The Bank of Nova Scotia	9,744	846,919
U.S. Bancorp	5,235	316,194
UniCredit SpA (A)	3,573	320,208
VTB Bank PJSC, GDR (B)(E)	55,420	0
Wells Fargo & Company (A)	919	75,946
Capital markets 1.8%
Ares Management Corp., Class A	3,051	339,607
BlackRock, Inc. (A)	460	442,318
CME Group, Inc.	944	208,464
Interactive Brokers Group, Inc., Class A (A)	1,008	87,736
Korea Investment Holdings Company, Ltd.	863	125,010
Partners Group Holding AG	341	279,308
Schroders PLC	9,748	75,981
State Street Corp.	636	107,866
T. Rowe Price Group, Inc.	6,413	729,094
The Blackstone Group, Inc. (A)	943	110,963
The Carlyle Group, Inc.	6,104	257,039
Financial services 0.9%
FirstRand, Ltd.	65,363	388,511
Yuanta Financial Holding Company, Ltd. (B)	433,876	902,395
Insurance 4.8%
Allianz SE (A)	2,309	1,092,960
Aviva PLC	14,150	121,998
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	7

	Shares	Value
Financials (continued)
Insurance (continued)
AXA SA	15,845	$793,984
China Life Insurance Company, Ltd., H Shares (A)	204,833	701,084
Gjensidige Forsikring ASA	10,928	295,806
KGI Financial Holding Company, Ltd.	905,211	822,452
Legal & General Group PLC	58,763	222,792
MS&AD Insurance Group Holdings, Inc.	11,738	304,248
Muenchener Rueckversicherungs-Gesellschaft AG	599	334,518
New China Life Insurance Company, Ltd., H Shares	13,032	76,805
Prudential Financial, Inc.	4,975	536,952
Sanlam, Ltd.	42,777	230,480
Standard Life PLC	30,949	342,126
Suncorp Group, Ltd.	10,709	142,870
Swiss Re AG	895	142,260
Tokio Marine Holdings, Inc.	14,670	645,022
Zurich Insurance Group AG	604	446,738
Mortgage real estate investment trusts 0.5%
Annaly Capital Management, Inc.	30,217	675,652
Health care 5.1%		7,678,084
Biotechnology 0.9%
AbbVie, Inc. (A)	3,400	855,576
Amgen, Inc. (A)	462	167,299
Gilead Sciences, Inc. (A)	2,428	306,754
Health care equipment and supplies 0.1%
Medtronic PLC	2,661	208,170
Health care providers and services 1.1%
CVS Health Corp. (A)	11,916	1,232,710
Sonic Healthcare, Ltd.	4,489	64,600
UnitedHealth Group, Inc. (A)	1,075	446,802
Life sciences tools and services 0.1%
WuXi AppTec Company, Ltd., H Shares (C)	5,124	100,869
Pharmaceuticals 2.9%
Bristol-Myers Squibb Company	8,915	513,682
Johnson & Johnson (A)	4,706	1,195,183
Merck & Company, Inc. (A)	6,307	810,450
Novo Nordisk A/S, Class B (A)	3,987	191,483
Pfizer, Inc. (A)	34,452	829,604
Roche Holding AG (A)	1,213	498,648
Sanofi SA	2,997	256,254
8	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials 4.7%		$7,093,430
Aerospace and defense 0.4%
FTAI Aviation, Ltd.	281	76,019
Lockheed Martin Corp.	371	189,010
RTX Corp. (A)	1,763	334,494
Air freight and logistics 0.7%
United Parcel Service, Inc., Class B	3,260	350,450
YTO Express Group Company, Ltd., Class A	272,313	633,561
Building products 0.1%
Johnson Controls International PLC	574	83,867
Construction and engineering 1.0%
ACS Actividades de Construccion y Servicios SA	5,376	790,577
Bouygues SA	6,518	363,990
Vinci SA	2,598	379,433
Electrical equipment 0.5%
Contemporary Amperex Technology Company, Ltd., H Shares (A)	972	87,557
Eaton Corp. PLC (A)	577	245,871
Fujikura, Ltd.	4,025	159,559
Schneider Electric SE (A)	706	231,021
Industrial conglomerates 0.5%
Siemens AG (A)	2,473	795,087
Machinery 0.9%
Atlas Copco AB, B Shares	5,185	91,920
Caterpillar, Inc. (A)	388	413,181
Komatsu, Ltd.	1,484	57,946
Kone OYJ, B Shares	5,455	310,308
PACCAR, Inc.	2,266	272,192
SKF AB, B Shares	2,731	70,151
Volvo AB, B Shares	5,216	177,426
Professional services 0.5%
Paychex, Inc.	7,032	691,457
Trading companies and distributors 0.0%
Sumitomo Corp.	7,932	76,240
Transportation infrastructure 0.1%
Transurban Group	21,333	212,113
Information technology 14.2%		21,189,828
Communications equipment 1.3%
Accton Technology Corp.	1,823	145,406
Cisco Systems, Inc. (A)	14,614	1,716,549
Motorola Solutions, Inc.	254	105,484
Electronic equipment, instruments and components 3.4%
Amphenol Corp., Class A (A)	2,062	363,572
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	9

	Shares	Value
Information technology (continued)
Electronic equipment, instruments and components (continued)
BYD Electronic International Company, Ltd.	16,536	$44,440
Canon Marketing Japan, Inc.	18,256	388,918
Corning, Inc. (A)	1,820	464,883
Delta Electronics, Inc.	7,899	496,087
Elite Material Company, Ltd.	2,704	467,469
Gold Circuit Electronics, Ltd.	4,433	170,243
Hon Hai Precision Industry Company, Ltd.	102,103	814,750
Macnica Holdings, Inc.	11,709	229,246
Murata Manufacturing Company, Ltd.	3,795	272,423
Sunny Optical Technology Group Company, Ltd.	10,279	80,491
TDK Corp.	10,551	236,705
TE Connectivity PLC	2,766	557,653
Unimicron Technology Corp.	8,490	292,463
Yokogawa Electric Corp.	4,122	144,860
IT services 1.1%
Accenture PLC, Class A	2,339	291,065
Capgemini SE	541	54,312
IBM Corp. (A)	3,423	962,582
Infosys, Ltd.	6,094	64,970
Otsuka Corp.	14,466	247,664
Semiconductors and semiconductor equipment 4.8%
Analog Devices, Inc. (A)	882	350,304
ASML Holding NV (A)	49	97,029
Broadcom, Inc. (A)	624	235,716
Marvell Technology, Inc. (A)	762	226,992
MediaTek, Inc.	1,198	163,245
Microchip Technology, Inc.	1,544	140,813
NVIDIA Corp. (A)	3,102	620,679
Qualcomm, Inc. (A)	5,514	1,018,932
SK Hynix, Inc.	114	201,162
Teradyne, Inc.	383	185,311
Texas Instruments, Inc. (A)	3,503	1,044,139
Tokyo Electron, Ltd. (A)	1,112	539,157
United Microelectronics Corp., ADR	46,073	1,253,646
Vanguard International Semiconductor Corp.	153,597	1,060,547
Software 0.8%
Gen Digital, Inc.	9,559	237,924
Microsoft Corp. (A)	1,289	480,823
Oracle Corp. (A)	418	61,258
SAP SE (A)	657	101,275
The Sage Group PLC	26,471	287,185
TOTVS SA	9,711	53,989
10	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals 2.8%
Apple, Inc. (A)	2,324	$672,473
Asia Vital Components Company, Ltd.	2,954	238,950
Brother Industries, Ltd.	3,618	82,305
Canon, Inc.	13,341	341,668
FUJIFILM Holdings Corp.	11,204	239,692
Hewlett Packard Enterprise Company	16,476	743,232
HP, Inc.	25,343	556,025
King Slide Works Company, Ltd.	1,189	278,618
NetApp, Inc.	691	106,939
Seagate Technology Holdings PLC (A)	898	866,570
Wiwynn Corp.	616	90,995
Materials 3.3%		4,994,792
Chemicals 1.0%
BASF SE	4,632	247,595
Dow, Inc.	6,309	172,614
Evonik Industries AG	42,184	765,449
LyondellBasell Industries NV, Class A	5,791	304,896
Containers and packaging 0.2%
International Paper Company	3,259	124,168
Smurfit WestRock PLC	3,944	182,449
Metals and mining 2.0%
AngloGold Ashanti PLC	1,475	118,897
China Hongqiao Group, Ltd.	30,481	78,603
China Nonferrous Mining Corp., Ltd.	423,530	615,270
CMOC Group, Ltd., H Shares	87,278	170,490
Fresnillo PLC	4,092	149,019
Gold Fields, Ltd.	3,465	116,304
Grupo Mexico SAB de CV, Series B	24,547	277,397
Impala Platinum Holdings, Ltd.	8,945	93,974
Jiangxi Copper Company, Ltd., H Shares	12,910	51,532
Norsk Hydro ASA	7,554	68,354
Northern Star Resources, Ltd.	5,900	78,114
Rio Tinto PLC (A)	6,463	611,431
Rio Tinto, Ltd. (A)	2,819	339,182
Sibanye Stillwater, Ltd.	19,335	41,081
Zijin Mining Group Company, Ltd., H Shares	52,793	186,676
Paper and forest products 0.1%
UPM-Kymmene OYJ	7,594	201,297
Real estate 2.1%		3,141,078
Diversified REITs 0.4%
Land Securities Group PLC	8,493	73,168
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	11

	Shares	Value
Real estate (continued)
Diversified REITs (continued)
Stockland	78,368	$220,998
WP Carey, Inc.	4,082	291,863
Real estate management and development 0.7%
China Jinmao Holdings Group, Ltd.	898,549	141,516
China Resources Land, Ltd.	17,660	67,846
China Resources Mixc Lifestyle Services, Ltd. (C)	128,318	601,736
KE Holdings, Inc., Class A	22,341	107,484
Nomura Real Estate Holdings, Inc.	25,103	144,667
Retail REITs 0.4%
Simon Property Group, Inc.	2,625	587,081
Specialized REITs 0.6%
Digital Realty Trust, Inc.	575	103,259
Gaming and Leisure Properties, Inc.	13,820	615,405
Iron Mountain, Inc.	1,473	186,055
Utilities 5.5%		8,222,850
Electric utilities 3.8%
Acciona SA	2,713	859,550
Duke Energy Corp.	2,579	326,450
Edison International	4,117	306,511
Emera, Inc.	15,372	815,396
Enel SpA	10,537	120,863
Eversource Energy	4,688	338,802
Iberdrola SA	41,497	1,032,843
NextEra Energy, Inc. (A)	1,238	108,659
Public Power Corp. SA	29,709	781,592
Terna - Rete Elettrica Nazionale	84,168	982,835
Gas utilities 0.3%
APA Group	48,607	340,566
Snam SpA	17,105	123,483
Multi-utilities 0.9%
Canadian Utilities, Ltd., Class A	20,632	766,945
Dominion Energy, Inc.	1,740	118,825
Veolia Environnement SA	10,077	419,921
Water utilities 0.5%

United Utilities Group PLC	44,929	779,609
Preferred securities 1.6%		$2,400,956
(Cost $1,741,933)
Communication services 0.0%		36,631
Interactive media and services 0.0%
Alphabet, Inc., 6.250% (A)(D)	362	18,422
12	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Communication services (continued)
Interactive media and services (continued)
Alphabet, Inc., 6.250%	362	$18,209
Consumer discretionary 0.2%		247,721
Automobiles 0.2%
Bayerische Motoren Werke AG	1,325	87,241
Hyundai Motor Company	370	52,565
Hyundai Motor Company, 2nd Preferred Shares	765	107,915
Information technology 1.4%		2,116,604
Technology hardware, storage and peripherals 1.4%

Samsung Electronics Company, Ltd.	15,009	2,116,604
Exchange-traded funds 0.5%		$755,699
(Cost $732,857)
Vanguard High Dividend Yield ETF (A)(D)	4,782	755,699

	Rate (%)	Maturity date		Par value^	Value
Foreign government obligations 0.7%					$1,041,113
(Cost $1,007,618)
Argentina 0.1%					74,970
Republic of Argentina Bond	5.000	01-09-38		90,000	74,970
Brazil 0.1%					200,730
Federative Republic of Brazil Note	6.125	03-15-34		200,000	200,730
Colombia 0.1%					150,012
Republic of Colombia Bond	6.500	11-26-38	EUR	125,000	150,012
Ecuador 0.1%					124,414
Republic of Ecuador
Bond (5.000% to 7-31-26, then 5.500% to 7-31-27, then 6.000% to 7-31-28, then 6.500% to 7-31-29, then 6.900% thereafter)	5.000	07-31-40		50,000	41,839
Bond	6.900	07-31-35		90,000	82,575
Mexico 0.1%					148,161
Government of Mexico Bond	4.500	03-19-34	EUR	130,000	148,161
Romania 0.1%					138,135
Republic of Romania Bond	4.625	03-04-33	EUR	125,000	138,135
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	13

	Rate (%)	Maturity date		Par value^	Value
South Africa 0.1%					$204,691
Republic of South Africa Bond	5.875	04-20-32		200,000	204,691

Corporate bonds 17.1%					$25,587,096
(Cost $25,145,034)
Communication services 2.2%					3,289,862
Diversified telecommunication services 0.6%
Eircom Finance DAC	5.000	04-30-31	EUR	200,000	231,079
Eolo SpA	4.875	10-21-28	EUR	100,000	104,914
Fibercop SpA	6.375	11-15-33		200,000	200,116
Iliad Holding SAS	6.875	04-15-31	EUR	100,000	120,225
Level 3 Financing, Inc. (C)	3.750	07-15-29		9,000	8,685
Level 3 Financing, Inc. (C)	8.500	01-15-36		25,000	26,846
Telecommunications Company Telekom Srbija Ad Belgrade (C)	6.750	05-18-33	EUR	100,000	117,239
Telecommunications Company Telekom Srbija Ad Belgrade (C)	7.125	05-18-36	EUR	100,000	117,368
Entertainment 0.2%
Cinemark USA, Inc. (C)	5.250	07-15-28		40,000	39,931
Cinemark USA, Inc. (C)	7.000	08-01-32		50,000	51,583
Discovery Global Holdings, Inc.	5.050	03-15-42		100,000	73,257
Discovery Global Holdings, Inc. (A)(D)	5.141	03-15-52		14,000	9,380
Univision Communications, Inc. (C)	8.500	07-31-31		100,000	100,433
Univision Communications, Inc. (C)	9.375	08-01-32		45,000	45,722
Media 1.0%
Altice France SA (C)	5.500	10-15-31	EUR	152,439	171,266
Altice France SA (C)	6.500	04-15-32		92,045	88,954
Altice France SA (C)	6.875	07-15-32		15,000	14,545
Block Communications, Inc. (C)	10.250	03-01-31		79,000	72,255
CCO Holdings LLC (C)	4.250	02-01-31		75,000	67,544
CCO Holdings LLC (C)	4.500	08-15-30		65,000	60,420
CCO Holdings LLC (A)(C)(D)	4.750	02-01-32		151,000	134,688
CCO Holdings LLC (C)	5.000	02-01-28		50,000	49,374
Clear Channel Outdoor Holdings, Inc. (C)	7.125	02-15-31		25,000	25,887
Clear Channel Outdoor Holdings, Inc. (A)(C)(D)	7.875	04-01-30		150,000	156,252
DIRECTV Financing LLC (C)	9.250	06-01-32		25,000	25,401
DIRECTV Financing LLC (C)	10.000	02-15-31		194,000	201,315
Neptune Bidco US, Inc. (C)	9.500	02-15-33		69,000	69,763
Paramount Global	4.375	03-15-43		19,000	12,265
Paramount Global	4.850	07-01-42		50,000	33,813
Paramount Global (A)(D)	4.900	08-15-44		40,000	26,393
Scripps Escrow II, Inc. (C)	3.875	01-15-29		40,000	36,491
United Group BV	6.750	02-15-31	EUR	150,000	178,181
14	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Wireless telecommunication services 0.4%
NJJ Continental SA	4.500	01-30-30	EUR	125,000	$144,898
Odido Group Holding BV	5.500	01-15-30	EUR	100,000	114,904
Sunrise FinCo I BV (C)	4.875	07-15-31		200,000	189,142
Vmed O2 UK Financing I PLC (C)	6.750	01-15-33		200,000	169,333
Consumer discretionary 1.9%					2,852,639
Automobile components 0.2%
Forvia SE	2.750	02-15-27	EUR	100,000	113,970
The Goodyear Tire & Rubber Company	8.875	07-15-32		80,000	80,694
ZF Europe Finance BV	7.000	06-12-30	EUR	100,000	121,439
Broadline retail 0.2%
B&M European Value Retail PLC	6.500	11-27-31	GBP	175,000	228,664
Diversified consumer services 0.2%
AA Bond Company, Ltd.	7.375	07-31-29	GBP	100,000	138,580
Service Corp. International	3.375	08-15-30		200,000	185,523
Hotels, restaurants and leisure 0.8%
888 Acquisitions, Ltd. (3 month EURIBOR + 5.500%) (F)	7.704	07-15-28	EUR	100,000	115,454
Bertrand Franchise Finance SAS	6.500	07-18-30	EUR	125,000	143,606
Cirsa Finance International Sarl	6.500	03-15-29	EUR	100,000	118,090
Motion Finco Sarl (C)	8.375	02-15-32		200,000	168,933
NCL Corp., Ltd. (C)	6.250	03-01-30		50,000	49,879
NCL Finance, Ltd. (C)	6.125	03-15-28		75,000	75,572
New Red Finance, Inc. (C)	4.000	10-15-30		50,000	47,202
New Red Finance, Inc. (C)	4.375	01-15-28		100,000	98,864
New Red Finance, Inc. (C)	5.625	09-15-29		75,000	75,392
Punch Finance PLC (C)	7.875	12-30-30	GBP	115,000	157,336
Yum! Brands, Inc. (C)	4.750	01-15-30		150,000	147,541
Household durables 0.2%
Ashton Woods USA LLC (C)	4.625	08-01-29		125,000	120,367
M/I Homes, Inc.	3.950	02-15-30		155,000	147,254
Taylor Morrison Communities, Inc. (C)	5.750	01-15-28		50,000	50,547
Specialty retail 0.3%
Asbury Automotive Group, Inc. (C)	4.625	11-15-29		150,000	146,061
Asbury Automotive Group, Inc. (C)	5.000	02-15-32		100,000	95,648
Specialty Building Products Holdings LLC (C)	7.750	10-15-29		75,000	68,997
Velocity Vehicle Group LLC (C)	8.000	06-01-29		159,000	157,026
Consumer staples 0.7%					1,118,947
Consumer staples distribution and retail 0.4%
Bellis Acquisition Company PLC	8.000	07-01-31	EUR	200,000	222,963
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	15

	Rate (%)	Maturity date		Par value^	Value
Consumer staples (continued)
Consumer staples distribution and retail (continued)
Lion/Polaris Lux 4 SA (3 month EURIBOR + 3.625%) (F)	5.942	07-01-29	EUR	100,000	$114,867
New Immo Holding SA	3.250	07-23-27	EUR	100,000	113,904
New Immo Holding SA	5.500	04-23-31	EUR	100,000	114,493
Performance Food Group, Inc. (C)	4.250	08-01-29		100,000	97,067
Food products 0.3%
B&G Foods, Inc. (C)	8.000	09-15-28		15,000	15,014
Barry Callebaut Services NV	4.250	08-19-31	EUR	200,000	233,799
Darling Global Finance BV (C)	4.500	07-15-32	EUR	115,000	132,441
Household products 0.0%
Energizer Holdings, Inc. (C)	4.750	06-15-28		75,000	74,399
Energy 1.5%					2,294,501
Energy equipment and services 0.0%
USA Compression Partners LP (C)	6.250	10-01-33		75,000	74,357
Oil, gas and consumable fuels 1.5%
Buckeye Partners LP	5.850	11-15-43		115,000	105,449
Buckeye Partners LP (C)	6.750	02-01-30		75,000	77,460
Buckeye Partners LP (C)	6.875	07-01-29		100,000	102,084
DT Midstream, Inc. (C)	4.375	06-15-31		150,000	144,883
Ecopetrol SA	7.750	02-01-32		125,000	130,883
Matador Resources Company (C)	6.500	04-15-32		100,000	100,546
Permian Resources Operating LLC (C)	6.250	02-01-33		25,000	25,531
Permian Resources Operating LLC (C)	7.000	01-15-32		75,000	77,573
Petroleos Mexicanos	4.750	02-26-29	EUR	100,000	115,717
Petroleos Mexicanos	5.500	06-27-44		150,000	119,550
Petroleos Mexicanos	6.625	06-15-35		85,000	82,523
Petroleos Mexicanos	6.750	09-21-47		125,000	106,995
Petroleos Mexicanos	6.840	01-23-30		60,000	61,624
Petroleos Mexicanos	6.840	01-23-30		25,000	25,677
Petroleos Mexicanos	7.690	01-23-50		50,000	46,635
Rockies Express Pipeline LLC (C)	6.750	03-15-33		165,000	169,605
SM Energy Company	6.500	07-15-28		30,000	30,060
SM Energy Company (C)	7.000	08-01-32		115,000	116,059
Sunoco LP (C)	4.500	10-01-29		25,000	24,280
Sunoco LP	4.500	04-30-30		50,000	48,562
Sunoco LP (C)	5.375	07-15-31		130,000	128,230
Sunoco LP (C)	5.625	03-15-31		135,000	134,015
Sunoco LP (C)	5.875	03-15-34		40,000	39,452
Sunoco LP (C)	6.250	07-01-33		75,000	75,672
Talos Production, Inc. (C)	9.000	02-01-29		25,000	26,047
Talos Production, Inc. (C)	9.375	02-01-31		100,000	105,032
16	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Financials 1.4%					$2,021,714
Banks 0.2%
Banca Monte dei Paschi di Siena SpA	7.708	01-18-28	EUR	100,000	121,116
NatWest Group PLC (2.105% to 11-28-26, then 5 Year United Kingdom Gilt Rate + 1.750%)	2.105	11-28-31	GBP	100,000	132,088
Capital markets 0.1%
Hightower Holding LLC (C)	9.125	01-31-30		150,000	155,606
Consumer finance 0.3%
Credit Acceptance Corp. (C)	6.625	03-15-30		50,000	50,080
Credit Acceptance Corp. (C)	9.250	12-15-28		100,000	104,138
FirstCash, Inc. (C)	4.625	09-01-28		150,000	147,463
goeasy, Ltd. (A)(C)(D)	6.875	02-15-31		85,000	75,172
OneMain Finance Corp.	5.375	11-15-29		75,000	73,666
Financial services 0.6%
Block, Inc. (C)	5.625	08-15-30		150,000	150,375
Block, Inc. (C)	6.000	08-15-33		65,000	65,449
Fidelity National Information Services, Inc.	4.450	03-10-28		195,000	194,306
Freedom Mortgage Holdings LLC (C)	8.375	04-01-32		65,000	66,117
Freedom Mortgage Holdings LLC (C)	9.250	02-01-29		65,000	67,170
PennyMac Financial Services, Inc. (C)	4.250	02-15-29		75,000	71,607
PennyMac Financial Services, Inc. (C)	5.750	09-15-31		70,000	66,401
PennyMac Financial Services, Inc. (C)	6.875	05-15-32		10,000	9,786
PennyMac Financial Services, Inc. (A)(C)(D)	6.875	02-15-33		70,000	68,249
PennyMac Financial Services, Inc. (C)	7.125	11-15-30		25,000	25,335
Planet Financial Group LLC (C)	10.500	12-15-29		42,000	41,476
Rocket Companies, Inc. (C)	6.500	08-01-29		99,000	101,049
Insurance 0.2%
Alliant Holdings Intermediate LLC (C)	4.250	10-15-27		84,000	82,988
Asurion LLC (C)	8.000	12-31-32		105,000	105,793
Asurion LLC (C)	8.375	02-01-34		50,000	46,284
Health care 1.9%					2,917,957
Biotechnology 0.6%
Genmab A/S (C)	6.250	12-15-32		290,000	295,531
Grifols SA	3.875	10-15-28	EUR	200,000	227,103
Grifols SA	7.125	05-01-30	EUR	250,000	297,092
Star Parent, Inc. (C)	9.000	10-01-30		90,000	94,190
Health care equipment and supplies 0.1%
Medline Borrower LP (C)	3.875	04-01-29		175,000	169,949
Health care providers and services 0.3%
Community Health Systems, Inc. (C)	5.250	05-15-30		85,000	80,209
Community Health Systems, Inc. (C)	6.875	04-15-29		50,000	49,180
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	17

	Rate (%)	Maturity date		Par value^	Value
Health care (continued)
Health care providers and services (continued)
Community Health Systems, Inc. (C)	9.750	01-15-34		35,000	$36,543
Community Health Systems, Inc. (C)	10.875	01-15-32		22,000	23,693
Tenet Healthcare Corp.	4.625	06-15-28		200,000	198,302
Tenet Healthcare Corp. (C)	5.500	11-15-32		60,000	59,661
Tenet Healthcare Corp.	6.125	06-15-30		50,000	50,366
Health care technology 0.1%
AthenaHealth Group, Inc. (C)	6.500	02-15-30		156,000	149,577
Life sciences tools and services 0.3%
Avantor Funding, Inc. (C)	3.875	11-01-29		150,000	143,203
Avantor Funding, Inc. (C)	4.625	07-15-28		100,000	98,950
IQVIA, Inc. (C)	6.250	06-01-32		165,000	167,752
Pharmaceuticals 0.5%
Bausch Health Companies, Inc. (C)	4.875	06-01-28		100,000	92,464
Bausch Health Companies, Inc. (C)	6.250	02-15-29		36,000	27,068
Bausch Health Companies, Inc. (A)(C)(D)	11.000	09-30-28		50,000	50,916
Teva Pharmaceutical Finance Netherlands II BV	1.875	03-31-27	EUR	125,000	141,274
Teva Pharmaceutical Finance Netherlands II BV	4.375	05-09-30	EUR	400,000	464,934
Industrials 2.3%					3,430,762
Aerospace and defense 0.1%
TransDigm, Inc.	4.875	05-01-29		85,000	83,752
TransDigm, Inc. (C)	6.250	01-31-34		15,000	15,306
TransDigm, Inc. (C)	6.750	01-31-34		55,000	56,414
TransDigm, Inc. (C)	7.125	12-01-31		50,000	51,773
Building products 0.3%
Builders FirstSource, Inc. (C)	4.250	02-01-32		95,000	88,486
Builders FirstSource, Inc. (C)	5.000	03-01-30		95,000	93,129
CP Atlas Buyer, Inc. (A)(C)(D)	9.750	07-15-30		145,000	139,225
CP Atlas Buyer, Inc. (7.000% Cash and 5.750% PIK) (C)	12.750	01-15-31		61,600	47,318
LBM Acquisition LLC (C)	6.250	01-15-29		45,000	32,521
Commercial services and supplies 1.0%
Allied Universal Holdco LLC	4.875	06-01-28	GBP	200,000	263,577
Allied Universal Holdco LLC (C)	7.875	02-15-31		50,000	52,269
Arena Luxembourg Finance Sarl (3 month EURIBOR + 2.500%) (C)(F)	4.649	05-01-30	EUR	140,000	161,406
BCP V Modular Services Finance II PLC	6.125	11-30-28	GBP	100,000	124,849
Belron UK Finance PLC (C)	5.750	10-15-29		200,000	200,925
Boels Topholding BV	5.750	05-15-30	EUR	200,000	234,716
Garda World Security Corp. (C)	8.250	08-01-32		65,000	66,516
18	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Commercial services and supplies (continued)
Garda World Security Corp. (C)	8.375	11-15-32		72,000	$73,660
Graphic Packaging International LLC (C)	3.500	03-15-28		59,000	57,229
Q-Park Holding I BV	5.125	02-15-30	EUR	100,000	116,664
Verisure Holding AB	5.500	05-15-30	EUR	150,000	176,399
Construction and engineering 0.1%
Sacyr SA	4.750	05-29-30	EUR	100,000	117,028
Electrical equipment 0.1%
EMRLD Borrower LP	6.375	12-15-30	EUR	100,000	118,050
Ground transportation 0.1%
Rumo Luxembourg Sarl	4.200	01-18-32		200,000	179,020
Machinery 0.2%
Allison Transmission, Inc. (C)	5.875	12-01-33		100,000	99,690
Esab Corp. (C)	5.625	04-01-31		75,000	75,081
Esab Corp. (C)	6.250	04-15-29		17,000	17,249
IMA Industria Macchine Automatiche SpA	3.750	01-15-28	EUR	100,000	114,333
Professional services 0.1%
Amentum Holdings, Inc. (C)	7.250	08-01-32		130,000	133,897
Trading companies and distributors 0.1%
United Rentals North America, Inc.	4.875	01-15-28		50,000	49,836
United Rentals North America, Inc.	5.250	01-15-30		75,000	75,038
United Rentals North America, Inc. (C)	6.125	03-15-34		50,000	51,259
Transportation infrastructure 0.2%
Heathrow Finance PLC	3.875	03-01-27	GBP	100,000	131,289
Heathrow Finance PLC	6.625	03-01-31	GBP	100,000	132,858
Information technology 1.0%					1,481,427
Communications equipment 0.2%
EchoStar Corp.	6.750	11-30-30		147,784	150,237
EchoStar Corp.	10.750	11-30-29		140,000	151,287
Electronic equipment, instruments and components 0.2%
Ingram Micro, Inc. (C)	4.750	05-15-29		135,000	132,585
Insight Enterprises, Inc. (C)	6.625	05-15-32		100,000	101,636
IT services 0.1%
Fortress Intermediate 3, Inc. (C)	7.500	06-01-31		87,000	88,447
Semiconductors and semiconductor equipment 0.0%
Qnity Electronics, Inc. (C)	5.750	08-15-32		25,000	25,133
Software 0.5%
Cloud Software Group, Inc. (C)	8.250	06-30-32		230,000	215,566
McAfee Corp. (A)(C)(D)	7.375	02-15-30		198,000	168,249
Rocket Software, Inc. (C)	6.500	02-15-29		150,000	135,069
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	19

	Rate (%)	Maturity date		Par value^	Value
Information technology (continued)
Software (continued)
Rocket Software, Inc. (C)	9.000	11-28-28		58,000	$57,654
TeamSystem SpA (3 month EURIBOR + 3.500%) (F)	5.704	07-31-31	EUR	125,000	141,547
TeamSystem SpA (C)	6.500	07-01-32	EUR	100,000	114,017
Materials 1.8%					2,661,929
Chemicals 0.7%
Avient Corp. (C)	6.250	11-01-31		65,000	65,866
Celanese US Holdings LLC	7.000	02-15-31		55,000	56,609
Dangote Fertiliser, Ltd.	7.750	05-05-31		200,000	200,796
NOVA Chemicals Corp. (C)	8.500	11-15-28		50,000	51,748
Olympus Water US Holding Corp. (C)	6.125	02-15-33	EUR	190,000	218,510
SNF Group SACA (C)	4.500	03-15-32	EUR	100,000	116,790
Stonepeak Motion Holdco, Ltd. (C)	5.000	07-15-33	EUR	100,000	115,101
Tronox, Inc. (A)(C)(D)	9.125	09-30-30		111,000	111,508
Windsor Holdings III LLC (C)	8.500	06-15-30		155,000	161,305
Containers and packaging 0.9%
Ardagh Group SA (C)	9.500	12-01-30		59,716	63,828
Ardagh Group SA (6.000% Cash and 5.000% PIK) (C)	11.000	12-01-30	EUR	104,125	112,810
Ardagh Metal Packaging Finance USA LLC	3.000	09-01-29	EUR	100,000	109,832
Ball Corp.	2.875	08-15-30		150,000	136,874
Clydesdale Acquisition Holdings, Inc. (C)	6.875	01-15-30		27,000	26,900
Clydesdale Acquisition Holdings, Inc. (C)	8.750	04-15-30		130,000	128,233
Crown European Holdings SACA	4.500	01-15-30	EUR	150,000	175,585
Mauser Packaging Solutions Holding Company (C)	7.875	04-15-30		75,000	76,674
Mauser Packaging Solutions Holding Company (C)	9.250	04-15-30		25,000	24,595
Owens-Brockway Glass Container, Inc. (A)(C)(D)	7.375	06-01-32		135,000	129,342
Sword Purchaser LLC (C)	8.250	04-15-33		140,000	144,868
Trivium Packaging Finance BV (C)	6.625	07-15-30	EUR	100,000	119,823
Metals and mining 0.2%
Constellium SE	5.375	08-15-32	EUR	100,000	118,795
WE Soda Investments Holding PLC	9.375	02-14-31		200,000	195,537
Real estate 1.5%					2,176,675
Health care REITs 0.1%
MPT Operating Partnership LP (C)	8.500	02-15-32		75,000	76,784
Hotel and resort REITs 0.1%
Pebblebrook Hotel LP (C)	6.375	10-15-29		120,000	122,046
20	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Real estate (continued)
Hotel and resort REITs (continued)
Service Properties Trust (A)(D)	4.375	02-15-30		34,000	$30,684
Service Properties Trust (A)(D)	4.950	10-01-29		50,000	47,102
Office REITs 0.7%
Alstria Sarl	5.500	03-20-31	EUR	100,000	114,148
Brandywine Operating Partnership LP	4.550	10-01-29		125,000	117,520
Brandywine Operating Partnership LP (A)(D)	6.125	01-15-31		70,000	66,895
Brandywine Operating Partnership LP	8.300	03-15-28		50,000	52,066
Brandywine Operating Partnership LP	8.875	04-12-29		75,000	79,244
Hudson Pacific Properties LP	3.250	01-15-30		25,000	21,868
Hudson Pacific Properties LP (A)(D)	4.650	04-01-29		220,000	208,391
Hudson Pacific Properties LP	5.950	02-15-28		50,000	49,507
Piedmont Operating Partnership LP	5.625	01-15-33		15,000	14,935
Piedmont Operating Partnership LP	6.875	07-15-29		150,000	156,566
Workspace Group PLC	2.250	03-11-28	GBP	115,000	144,883
Real estate management and development 0.5%
Canary Wharf Group Investment Holdings PLC	3.375	04-23-28	GBP	100,000	126,865
CPI Property Group SA	1.750	01-14-30	EUR	100,000	99,675
CPI Property Group SA	4.750	07-22-30	EUR	200,000	217,781
CPI Property Group SA (7.500% to 6-24-31, then 5 Year EURIBOR ICE Swap Rate + 5.232% to 6-24-36, then 5 Year EURIBOR ICE Swap Rate + 5.482% to 6-24-46, then 5 Year EURIBOR ICE Swap Rate + 6.232%) (G)	7.500	03-26-31	EUR	100,000	106,036
Samhallsbyggnadsbolaget I Norden Holding AB	1.125	09-26-29	EUR	100,000	95,447
Samhallsbyggnadsbolaget I Norden Holding AB	2.375	08-04-26	EUR	100,000	113,951
Specialized REITs 0.1%
GLP Pte, Ltd. (7.865% to 5-17-31, then 5 Year CMT + 3.985% to 5-17-46, then 5 Year CMT + 4.735%) (G)	7.865	11-17-26		200,000	114,281
Utilities 0.9%					1,340,683
Electric utilities 0.3%
ADM Elektrik Dagitim AS (C)	9.500	02-05-31		200,000	192,045
Eastern European Electric Company BV	6.500	05-15-30	EUR	100,000	118,622
Energo-Pro AS (C)	8.000	05-27-30	EUR	100,000	120,351
Independent power and renewable electricity producers 0.3%
Clearway Energy Operating LLC (C)	3.750	02-15-31		200,000	185,503
Clearway Energy Operating LLC (C)	4.750	03-15-28		50,000	49,541
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	21

	Rate (%)	Maturity date		Par value^	Value
Utilities (continued)
Independent power and renewable electricity producers (continued)
Clearway Energy Operating LLC (C)	5.750	01-15-34		56,000	$54,909
TerraForm Power Operating LLC (C)	5.000	01-31-28		120,000	119,260
Water utilities 0.3%
Anglian Water Osprey Financing PLC	6.750	08-27-31	GBP	175,000	233,483

SW Finance I PLC	6.875	08-07-32	GBP	200,000	266,969
Convertible bonds 0.4%					$687,993
(Cost $689,356)
Consumer discretionary 0.1%					240,271
Hotels, restaurants and leisure 0.1%
MakeMyTrip, Ltd. (H)	2.433	07-01-30		125,000	113,375
NCL Corp., Ltd. (C)	0.750	09-15-30		78,000	75,371
Household durables 0.0%
Meritage Homes Corp.	1.750	05-15-28		50,000	51,525
Financials 0.0%					79,703
Banks 0.0%
Mitsubishi UFJ Investor Services & Banking Luxembourg SA (3 month EURIBOR + 4.500%) (F)	6.704	12-15-50	EUR	100,000	79,703
Industrials 0.1%					113,664
Aerospace and defense 0.1%
BWX Technologies, Inc., Zero Coupon (C)	0.000	11-01-30		111,000	113,664
Real estate 0.2%					254,355
Industrial REITs 0.1%
Rexford Industrial Realty LP (C)	4.125	03-15-29		50,000	49,100
Rexford Industrial Realty LP (C)	4.375	03-15-27		50,000	49,700
Office REITs 0.1%
Boston Properties LP (C)	2.000	10-01-30		101,000	97,667
Retail REITs 0.0%

Tanger Properties LP (C)	2.375	01-15-31		54,000	57,888
Term loans (I) 0.8%					$1,140,505
(Cost $1,153,509)
Communication services 0.2%					289,301
Entertainment 0.2%
Discovery Global Holdings, Inc., 2026 USD Term Loan B (1 month CME Term SOFR + 2.500%)	6.144	06-03-33		289,327	289,301
22	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary 0.1%					$88,633
Specialty retail 0.1%
Specialty Building Products Holdings LLC, 2021 Term Loan B (1 month CME Term SOFR + 3.750%)	7.494	10-16-28		98,458	88,633
Energy 0.1%					165,982
Oil, gas and consumable fuels 0.1%
CD&R Firefly Bidco PLC, 2025 GBP Term Loan (3 month SONIA + 4.750%)	8.481	04-29-29	GBP	125,000	165,982
Industrials 0.1%					225,626
Building products 0.0%
LBM Acquisition LLC, 2024 Incremental Term Loan B (1 month CME Term SOFR + 3.750%)	7.502	06-06-31		98,492	82,294
Electrical equipment 0.1%
TK Elevator Midco GmbH, 2025 EUR Term Loan B1 (3 month EURIBOR + 3.000%)	5.149	04-30-30	EUR	125,000	143,332
Information technology 0.1%					99,602
Semiconductors and semiconductor equipment 0.1%
Qnity Electronics, Inc., Term Loan B (3 month CME Term SOFR + 2.000%)	5.666	11-01-32		99,500	99,602
Materials 0.2%					271,361
Chemicals 0.2%
Bond UK Midco 3, Ltd., EUR Term Loan B (J)	TBD	05-06-33	EUR	150,000	171,486

SP Motion Holdco, Ltd., Term Loan B (J)	TBD	06-24-33		100,000	99,875
Collateralized mortgage obligations 13.4%					$20,045,541
(Cost $20,049,505)
Commercial and residential 10.9%					16,321,014
Angel Oak Mortgage Trust
Series 2022-2, Class M1 (C)(K)	4.076	01-25-67		345,000	289,438
ARZ Trust
Series 2024-BILT, Class F (C)	8.268	06-11-39		275,000	280,186
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class CNM (C)(K)	3.843	11-05-32		250,000	238,312
Series 2019-BPR, Class DNM (C)(K)	3.843	11-05-32		150,000	140,737
Barclays Mortgage Trust
Series 2022-RPL1, Class B (7.250% to 2-25-27, then 8.250% thereafter) (C)	7.250	02-25-28		582,449	582,199
BX Trust
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	23

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2025-DELC, Class F (1 month CME Term SOFR + 3.950%) (C)(F)	7.575	12-15-42	285,000	$284,889
Series 2025-GW, Class E (1 month CME Term SOFR + 3.650%) (C)(F)	7.275	07-15-42	230,000	231,438
CHNGE Mortgage Trust
Series 2022-NQM1, Class B1 (5.820% to 8-1-26, then 6.820% thereafter) (C)	5.820	06-25-67	290,000	289,120
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2015-LC19, Class D (C)	2.867	02-10-48	150,000	140,624
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2015-LC19, Class E (C)(K)	4.568	02-10-48	292,000	268,637
Series 2024-CBM, Class D (C)(K)	8.190	12-10-41	540,000	548,436
CSMC Trust
Series 2020-NQM1, Class B1 (C)(K)	4.462	05-25-65	445,000	414,585
Deephaven Residential Mortgage Trust
Series 2026-INV2, Class B1 (C)(K)	6.714	02-25-71	200,000	197,559
Series 2026-INV2, Class B2 (C)(K)	6.714	02-25-71	227,000	218,201
Ellington Financial Mortgage Trust
Series 2026-RM1, Class A3 (C)(K)	4.750	01-25-56	105,000	90,778
Extended Stay America Trust
Series 2025-ESH, Class F (1 month CME Term SOFR + 4.100%) (C)(F)	7.725	10-15-42	235,968	238,180
Series 2026-ESH2, Class F (1 month CME Term SOFR + 3.750%) (C)(F)	7.375	02-15-43	126,484	127,828
GCAT Trust
Series 2026-NQM2, Class B1 (C)(K)	6.613	02-25-71	178,000	173,581
HTL Commercial Mortgage Trust
Series 2024-T53, Class E (C)(K)	10.602	05-10-39	300,000	302,895
Imperial Fund Mortgage Trust
Series 2021-NQM4, Class B2 (C)(K)	4.100	01-25-57	325,000	249,867
Series 2022-NQM1, Class B1 (C)(K)	4.075	02-25-67	525,000	412,876
Series 2022-NQM3, Class B2 (C)(K)	4.413	05-25-67	390,000	326,435
JPMBB Commercial Mortgage Securities Trust
Series 2014-C22, Class C (K)	5.512	09-15-47	565,000	533,908
Series 2014-C23, Class D (C)(K)	4.173	09-15-47	166,320	153,783
Series 2015-C28, Class D (C)(K)	3.918	10-15-48	285,000	262,337
Series 2016-C2, Class B (K)	3.990	06-15-49	115,000	101,544
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C9, Class D (C)(K)	3.915	05-15-46	300,000	273,601
Series 2013-C9, Class E (C)(K)	3.915	05-15-46	125,000	112,265
NYC Commercial Mortgage Trust
Series 2025-3BP, Class E (1 month CME Term SOFR + 3.540%) (C)(F)	7.165	02-15-42	310,000	310,775
Pretium Mortgage Credit Partners LLC
24	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2025-NPL10, Class A2 (7.264% to 9-25-29, then 11.264% thereafter) (C)	7.264	10-25-55	225,000	$225,512
Series 2025-NPL11, Class A2 (7.021% to 9-25-29, then 11.021% thereafter) (C)	7.021	10-25-55	105,000	105,239
Series 2025-NPL12, Class A2 (6.900% to 10-25-29, then 10.900% thereafter) (C)	6.900	11-25-55	168,000	168,241
Series 2025-NPL13, Class A2 (6.778% to 11-25-29, then 10.778% thereafter) (C)	6.778	12-25-55	138,000	138,159
Series 2025-NPL14, Class A2 (6.779% to 12-25-28, then 10.779% thereafter) (C)	6.779	12-25-55	290,000	290,334
Series 2025-NPL5, Class A2 (8.715% to 5-25-29, then 12.715% thereafter) (C)	8.715	05-25-55	405,000	405,719
Series 2025-NPL6, Class A2 (8.715% to 6-25-29, then 12.715% thereafter) (C)	8.715	06-25-55	105,000	105,186
Series 2025-NPL7, Class A2 (8.354% to 7-25-29, then 12.354% thereafter) (C)	8.354	07-25-55	125,000	125,190
Series 2025-RPL3, Class M1 (4.150% to 5-1-29, then 5.150% thereafter) (C)	4.150	04-25-65	550,000	523,753
Series 2025-RPL6, Class A2 (3.850% to 11-1-29, then 4.850% thereafter) (C)	3.850	09-25-69	310,000	288,675
Series 2025-RPL6, Class M2 (3.850% to 11-1-29, then 4.850% thereafter) (C)	3.850	09-25-69	350,000	310,212
Series 2026-NPL1, Class A2 (6.535% to 12-25-29, then 10.535% thereafter) (C)	6.535	01-25-56	100,000	99,820
Series 2026-NPL2, Class A2 (6.413% to 1-25-30, then 10.413% thereafter) (C)	6.413	02-25-56	100,000	99,703
Series 2026-RPL2, Class M1 (4.500% to 4-1-30, then 5.500% thereafter) (C)	4.500	06-25-70	400,000	373,651
Series 2026-RPL2, Class M2 (4.500% to 4-1-30, then 5.500% thereafter) (C)	4.500	06-25-70	298,000	272,456
PRPM LLC
Series 2024-7, Class A2 (8.835% to 11-25-27, then 11.835% to 11-25-28, then 12.835% thereafter) (C)	8.835	11-25-29	500,000	500,575
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	25

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2024-8, Class A2 (8.836% to 12-25-27, then 11.836% to 12-25-28, then 12.836% thereafter) (C)	8.836	12-25-29	400,000	$400,682
Series 2026-1, Class A2 (C)	6.474	02-25-31	100,000	98,639
Series 2026-4, Class A2 (6.824% to 6-1-29, 9.824% to 6-1-30, then 10.824% thereafter) (C)	6.824	06-25-31	271,000	271,519
ROCK Trust
Series 2024-CNTR, Class E (C)	8.819	11-13-41	500,000	521,379
SG Residential Mortgage Trust
Series 2022-1, Class B2 (C)(K)	3.953	03-27-62	850,000	613,872
Spruce Hill Mortgage Loan Trust
Series 2020-SH1, Class B1 (C)(K)	3.827	01-28-50	450,000	434,374
TEXAS Commercial Mortgage Trust
Series 2025-TWR, Class D (1 month CME Term SOFR + 3.091%) (C)(F)	6.716	04-15-42	255,000	254,578
WBRK Mortgage Trust
Series 2025-WBRK, Class E (C)(K)	6.278	03-05-35	335,000	315,917
Wells Fargo Commercial Mortgage Trust
Series 2016-C37, Class D (C)(K)	3.328	12-15-49	720,000	652,041
Series 2016-NXS5, Class C (K)	4.955	01-15-59	320,000	286,403
Worldwide Plaza Trust
Series 2017-WWP, Class A (C)	3.526	11-10-36	300,000	246,271
X-Caliber Funding LLC
Series 2025-VFN1, Class A (1 month CME Term SOFR + 2.975%) (C)(F)	6.595	07-01-27	100,000	99,858
Series 2026-HPL, Class A (1 month CME Term SOFR + 3.150%) (C)(F)	6.770	02-15-46	300,000	298,042
U.S. Government Agency 2.5%				3,724,527
Federal Home Loan Mortgage Corp.
Series 2021-MN3, Class B1 (30 day Average SOFR + 6.850%) (C)(F)	10.478	11-25-51	500,000	528,898
Series 2023-MN6, Class B1 (30 day Average SOFR + 9.250%) (C)(F)	12.878	05-25-43	500,000	585,743
Series 2024-MN8, Class M2 (30 day Average SOFR + 4.250%) (C)(F)	7.878	05-25-44	400,000	417,819
Series K759, Class X3 IO	5.435	02-25-57	1,875,891	461,829
Federal National Mortgage Association
Series 2022-R01, Class 1B2 (30 day Average SOFR + 6.000%) (C)(F)	9.628	12-25-41	525,000	536,240
Series 2022-R04, Class 1B2 (30 day Average SOFR + 9.500%) (C)(F)	13.128	03-25-42	620,000	655,004

Series 2022-R06, Class 1B2 (30 day Average SOFR + 10.600%) (C)(F)	14.228	05-25-42	500,000	538,994
26	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Asset-backed securities 6.5%				$9,735,057
(Cost $10,085,716)
Asset-backed securities 6.5%				9,735,057
AGL CLO 16, Ltd.
Series 2021-16A, Class ER (3 month CME Term SOFR + 4.650%) (C)(F)	8.325	01-20-35	495,000	403,950
Ally Bank Auto Credit-Linked Notes
Series 2025-B, Class E (C)	6.164	09-15-33	183,362	183,096
Ares LXIX CLO, Ltd.
Series 2024-69A, Class DR (3 month CME Term SOFR + 3.500%) (C)(F)	7.138	04-15-36	250,000	243,573
Avid Automobile Receivables Trust
Series 2025-1, Class A (C)(E)	7.800	07-15-32	357,195	357,195
Avis Budget Rental Car Funding AESOP LLC
Series 2023-3A, Class D (C)	7.320	02-20-28	100,000	100,589
Avtech Equipment Receivables Funding LLC
Series 2026-1A, Class C (C)	5.670	02-15-33	295,000	292,914
Series 2026-1A, Class D (C)	7.710	02-15-33	290,000	288,935
Bain Capital Credit CLO, Ltd.
Series 2020-2A, Class ER (3 month CME Term SOFR + 6.872%) (C)(F)	10.547	07-19-34	500,000	419,792
Carlyle Global Market Strategies CLO, Ltd.
Series 2016-1A, Class DR3 (3 month CME Term SOFR + 6.250%) (C)(F)	9.925	04-20-34	570,000	543,172
CBAMR, Ltd.
Series 2020-13A, Class ER (3 month CME Term SOFR + 6.770%) (C)(F)	10.440	04-20-39	250,000	249,202
Channel EF LLC
Series 2026-1A, Class E (C)	6.200	01-17-34	125,000	117,075
ECAF I, Ltd.
Series 2015-1A, Class A2 (C)	4.947	06-15-40	305,135	285,359
Elmwood CLO 48, Ltd.
Series 2026-2A, Class E (3 month CME Term SOFR + 6.000%) (C)(F)	9.669	04-20-39	280,000	285,167
Elmwood CLO VIII, Ltd.
Series 2021-1A, Class DRR (3 month CME Term SOFR + 3.250%) (C)(F)	6.890	04-20-37	300,000	300,347
Exeter Select Automobile Receivables Trust
Series 2025-2, Class E (C)	6.870	02-15-33	215,000	210,567
Flagship Credit Auto Trust
Series 2023-3, Class E (C)	9.740	06-17-30	375,000	246,928
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	27

	Rate (%)	Maturity date	Par value^	Value
Asset-backed securities (continued)
Golub Capital Partners CLO 72 B R, Ltd.
Series 2024-72A, Class D1R (3 month CME Term SOFR + 3.250%) (C)(F)	6.895	04-25-39	250,000	$250,624
Hertz Vehicle Financing III LLC
Series 2023-3A, Class D (C)	9.430	02-25-28	500,000	506,064
Huntington Bank Auto Credit-Linked Notes
Series 2026-1, Class D (30 day Average SOFR + 4.500%) (C)(F)	8.109	02-20-34	570,911	568,963
Magnetite XlV, Ltd.
Series 2025-45A, Class SUB (C)(K)	—	04-15-38	250,000	183,568
Neuberger Berman Loan Advisers CLO, Ltd.
Series 2022-50A, Class ER2 (3 month CME Term SOFR + 5.000%) (C)(F)	8.666	07-23-36	250,000	249,116
Palmer Square CLO, Ltd.
Series 2018-1A, Class DR (3 month CME Term SOFR + 6.940%) (C)(F)	10.615	04-18-37	275,000	253,039
Palmer Square Loan Funding, Ltd.
Series 2026-1A, Class D (3 month CME Term SOFR + 5.000%) (C)(F)	8.694	07-15-34	390,000	389,553
Pretium Mortgage Credit Partners LLC
Series 2026-NPL5, Class A2 (7.046% to 4-25-30, then 11.046% thereafter) (C)	7.046	04-25-56	100,000	100,104
Series 2026-RN1, Class A2 (6.535% to 5-25-30, then 10.535% thereafter) (C)	6.535	06-25-66	100,000	99,999
Rad CLO 12, Ltd.
Series 2021-12A, Class DR (3 month CME Term SOFR + 6.650%) (C)(F)	10.313	07-30-40	555,000	515,370
Regatta XXVIII Funding, Ltd.
Series 2024-2A, Class D2R (3 month CME Term SOFR + 4.750%) (C)(F)	8.446	07-25-39	300,000	299,980
Santander Bank Auto Credit-Linked Notes
Series 2024-A, Class F (C)	10.171	06-15-32	386,202	398,665
Santander Bank Auto Credit-Linked Notes Series 2026-A
Series 2026-A, Class E (C)	6.807	07-17-34	250,000	250,034
Sixth Street CLO XI, Ltd.
Series 2018-11A, Class DR2 (3 month CME Term SOFR + 3.150%) (C)(F)	6.804	04-25-37	250,000	250,559
Sunnova Helios IV Issuer LLC
Series 2020-AA, Class A (C)	2.980	06-20-47	204,310	173,496
28	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset-backed securities (continued)
Tricon Residential Trust
Series 2025-SFR1, Class E (1 month CME Term SOFR + 2.500%) (C)(F)	6.125	03-17-42	140,000	$140,022
VB-S1 Issuer LLC
Series 2026-1A, Class F (C)	6.843	03-15-56	30,000	30,161
VOLT CVI LLC
Series 2021-NP12, Class A2 (C)	9.438	12-26-51	547,151	547,879

	Shares	Value
Rights 0.0%		$11,284
(Cost $11,459)
ACS Actividades de Construccion y Servicios SA (Expiration Date: 7-16-26) (B)(L)	5,376	11,284

	Par value^	Value
Escrow certificates 0.0%		$0
(Cost $194)
Texas Competitive Electric Holdings Company LLC (B)(E)	500,000	0

	Contracts/Notional amount	Value
Purchased options 0.0%		$6,500
(Cost $74,223)
Puts 0.0%		6,500
Exchange Traded Option on S&P 500 Index (Expiration Date: 7-17-26; Strike Price: $6,975.00; Notional Amount: 1,000) (B)	10	6,500

	Yield (%)	Shares	Value
Short-term investments 1.1%			$1,614,067
(Cost $1,614,067)
Short-term funds 1.1%			1,614,067
State Street Institutional U.S. Government Money Market Fund, Premier Class	3.5748(M)	1,614,067	1,614,067

Total investments (Cost $157,958,290) 108.7%	$162,711,791
Other assets and liabilities, net (8.7%)	(13,039,209)
Total net assets 100.0%	$149,672,582

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
EUR	Euro
GBP	Pound Sterling

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	29

Security Abbreviations and Legend
ADR	American Depositary Receipt
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
GDR	Global Depositary Receipt
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
(A)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 6-30-26 was $32,623,695.
(B)	Non-income producing security.
(C)	This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $43,012,608 or 28.7% of the fund’s net assets as of 6-30-26.
(D)	All or a portion of this security is on loan as of 6-30-26, and is a component of the fund’s leverage under the Liquidity Agreement. The value of securities on loan amounted to $2,257,927.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(G)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(H)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(I)	Term loans are variable rate obligations. The rate shown represents the rate at period end.
(J)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(K)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(L)	Strike price and/or expiration date not available.
(M)	The rate shown is the annualized seven-day yield as of 6-30-26.
30	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	8	Long	Sep 2026	$872,769	$879,125	$6,356
2-Year U.S. Treasury Note Futures	15	Long	Sep 2026	3,095,160	3,091,992	(3,168)
5-Year U.S. Treasury Note Futures	10	Long	Sep 2026	1,067,306	1,070,469	3,163
S&P 500 E-Mini Index Futures	32	Long	Sep 2026	11,934,053	12,077,197	143,144
U.S. Treasury Long Bond Futures	1	Long	Sep 2026	110,634	113,500	2,866
Ultra 10-Year U.S. Treasury Note Futures	3	Long	Sep 2026	334,042	337,406	3,364
Euro SCHATZ Futures	4	Short	Sep 2026	(482,997)	(484,280)	(1,283)
Euro STOXX 50 Index Futures	43	Short	Sep 2026	(3,076,802)	(3,122,817)	(46,015)
German Euro BOBL Futures	1	Short	Sep 2026	(130,907)	(131,833)	(926)
German Euro BUND Futures	2	Short	Sep 2026	(287,247)	(290,997)	(3,750)
MSCI EAFE Index Futures	27	Short	Sep 2026	(4,267,264)	(4,246,155)	21,109
MSCI Emerging Markets Index Futures	31	Short	Sep 2026	(2,775,690)	(2,723,815)	51,875
TOPIX Index Futures	6	Short	Sep 2026	(1,432,081)	(1,477,167)	(45,086)
U.K. Long Gilt Bond Futures	3	Short	Sep 2026	(348,761)	(354,998)	(6,237)
						$125,412
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	15,000	USD	17,156	DB	7/31/2026	$3	—
EUR	1,334,000	USD	1,520,674	MSI	9/16/2026	8,375	—
USD	1,814,461	AUD	2,590,000	GSI	9/16/2026	23,702	—
USD	8,500,969	EUR	7,404,300	DB	7/31/2026	30,862	—
USD	113,697	EUR	100,000	GSI	7/31/2026	—	$(697)
USD	11,510,101	EUR	9,932,000	DB	9/16/2026	125,905	—
USD	2,288,840	GBP	1,729,400	DB	7/31/2026	—	(5,076)
USD	3,005,448	GBP	2,244,000	GSI	9/16/2026	28,909	—
USD	3,045,628	JPY	484,800,000	BNP	9/16/2026	45,762	—
						$263,518	$(5,773)
SWAPS
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
JPM	Space Exploration Technologies Corp.	300,000	USD	$300,000	1.000%	Quarterly	Jun 2031	$1,307	$3,541	$4,848
				$300,000				$1,307	$3,541	$4,848
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	31

Credit default swaps - Buyer (continued)
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	HSBC Holdings PLC	250,000	EUR	$289,325	1.000%	Quarterly	Jun 2031	$399	$(3,978)	$(3,579)
Centrally cleared	Oracle Corp.	300,000	USD	300,000	1.000%	Quarterly	Jun 2031	8,564	66	8,630
Centrally cleared	Stellantis NV	225,000	EUR	260,393	5.000%	Quarterly	Jun 2031	(35,428)	(1,717)	(37,145)
Centrally cleared	Volkswagen AG	250,000	EUR	289,325	1.000%	Quarterly	Jun 2031	(66)	(526)	(592)
				$1,139,043				$(26,531)	$(6,155)	$(32,686)
				$1,439,043				$(25,224)	$(2,614)	$(27,838)

Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	Worldline SA	9.273%	122,000	EUR	$141,034	5.000%	Quarterly	Jun 2031	$(20,282)	$(1,505)	$(21,787)
					$141,034				$(20,282)	$(1,505)	$(21,787)

Derivatives Currency Abbreviations
AUD	Australian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
USD	U.S. Dollar

Derivatives Abbreviations
BNP	BNP Paribas
DB	Deutsche Bank AG
GSI	Goldman Sachs International
HSBC	HSBC Bank PLC
JPM	JPMorgan Chase Bank, N.A.
MSI	Morgan Stanley & Co. International PLC
OTC	Over-the-counter
At 6-30-26, the aggregate cost of investments for federal income tax purposes was $158,169,470. Net unrealized appreciation aggregated to $4,875,853, of which $12,595,274 related to gross unrealized appreciation and $7,719,421 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
32	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 6-30-26 (unaudited)

Assets
Unaffiliated investments, at value (Cost $157,958,290)	$162,711,791
Swap contracts, at value (net unamortized upfront payment of $1,307)	4,848
Receivable for centrally cleared swaps	105,945
Unrealized appreciation on forward foreign currency contracts	263,518
Cash	505,009
Foreign currency, at value (Cost $668,969)	668,493
Collateral held at broker for futures contracts	1,589,108
Dividends and interest receivable	1,448,612
Receivable for investments sold	1,956,302
Other assets	11,027
Total assets	169,264,653
Liabilities
Unrealized depreciation on forward foreign currency contracts	5,773
Payable for futures variation margin	39,885
Liquidity agreement	17,500,000
Payable for collateral on OTC derivatives	430,000
Payable for investments purchased	1,441,002
Interest payable	63,024
Payable to affiliates
Accounting and legal services fees	9,258
Trustees’ fees	631
Other liabilities and accrued expenses	102,498
Total liabilities	19,592,071
Net assets	$149,672,582
Net assets consist of
Paid-in capital	$148,387,786
Total distributable earnings (loss)	1,284,796
Net assets	$149,672,582

Net asset value per share
Based on 11,928,574 shares of beneficial interest outstanding - unlimited number of shares authorized with $0.01 par value	$12.55
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Diversified Income Fund	33

STATEMENT OF OPERATIONS For the six months ended 6-30-26 (unaudited)

Investment income
Dividends	$3,734,184
Interest	2,025,100
Less foreign taxes withheld	(322,154)
Total investment income	5,437,130
Expenses
Investment management fees	760,233
Interest expense	256,624
Accounting and legal services fees	12,630
Transfer agent fees	8,448
Trustees’ fees	28,621
Custodian fees	31,048
Printing and postage	24,505
Professional fees	63,691
Stock exchange listing fees	13,296
Other	8,288
Total expenses	1,207,384
Less expense reductions	(7,477)
Net expenses	1,199,907
Net investment income	4,237,223
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	5,063,041
Futures contracts	(1,234,685)
Forward foreign currency contracts	312,083
Written options	51,147
Swap contracts	4,918
4,196,504
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	770,824
Futures contracts	323,329
Forward foreign currency contracts	482,662
Swap contracts	(6,417)
1,570,398
Net realized and unrealized gain	5,766,902
Increase in net assets from operations	$10,004,125
34	JOHN HANCOCK Diversified Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 6-30-26 (unaudited)	Year ended 12-31-25
Increase (decrease) in net assets
From operations
Net investment income	$4,237,223	$7,442,338
Net realized gain	4,196,504	4,017,654
Change in net unrealized appreciation (depreciation)	1,570,398	7,373,427
Increase in net assets resulting from operations	10,004,125	18,833,419
Distributions to shareholders
From earnings	(5,988,043)[1]	(6,059,298)
From tax return of capital	—	(6,025,729)
Total distributions	(5,988,043)	(12,085,027)
Fund share transactions
Repurchased	(1,437,258)	(385,393)
Total increase	2,578,824	6,362,999
Net assets
Beginning of period	147,093,758	140,730,759
End of period	$149,672,582	$147,093,758
Share activity
Shares outstanding
Beginning of period	12,058,852	12,093,752
Shares repurchased	(130,278)	(34,900)
End of period	11,928,574	12,058,852

[1]	A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Diversified Income Fund	35

STATEMENT OF CASH FLOWS For the six months ended 6-30-26 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations	$10,004,125
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Long-term investments purchased	(136,049,256)
Long-term investments sold	121,382,752
Net purchases and sales of short-term investments	1,711,660
Net amortization (accretion) of premium (discount)	(47,825)
(Increase) Decrease in assets:
Unrealized appreciation on forward foreign currency contracts	(213,741)
Receivable for centrally cleared swaps	(79,945)
Unrealized appreciation of swap contracts	(4,848)
Collateral held at broker for futures contracts	(354,471)
Cash segregated at custodian for OTC derivative contracts	220,000
Dividends and interest receivable	(185,934)
Other assets	(6,527)
Increase (Decrease) in liabilities:
Payable for futures variation margin	(37,304)
Unrealized depreciation on forward foreign currency contracts	(268,921)
Payable for collateral on OTC derivatives	430,000
Interest payable	63,024
Payable to affiliates	2,449
Other liabilities and accrued expenses	28,521
Net change in unrealized (appreciation) depreciation on:
Unaffiliated investments	(787,936)
Net realized (gain) loss on:
Unaffiliated investments	(4,999,252)
Net cash used in operating activities	$(9,193,429)
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(5,988,043)
Borrowings (repayments) under the liquidity agreement	17,500,000
Fund shares repurchased	(1,437,258)
Net cash flows provided by financing activities	$10,074,699
Net increase in cash	$881,270
Cash at beginning of period (including foreign currency)	$292,232
Cash at end of period (including foreign currency)	$1,173,502
Supplemental disclosure of cash flow information:
Cash paid for interest	$(193,600)
Cash impact from foreign exchange fluctuations:
Net change in appreciation (depreciation) in foreign currency	$(659)
36	JOHN HANCOCK Diversified Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Period ended	6-30-26[1]	12-31-25	12-31-24	12-31-23	12-31-22	12-31-21
Per share operating performance
Net asset value, beginning of period	$12.20	$11.64	$11.61	$11.73	$13.04	$12.76
Net investment income[2]	0.35	0.62	0.52	0.51	0.56	0.53
Net realized and unrealized gain (loss) on investments	0.49	0.94	0.50	0.44	(0.71)	0.91
Total from investment operations	0.84	1.56	1.02	0.95	(0.15)	1.44
Less distributions
From net investment income	(0.50)[3]	(0.50)	(0.77)	(0.54)	(0.76)	(0.62)
From tax return of capital	—	(0.50)	(0.23)	(0.54)	(0.40)	(0.54)
Total distributions	(0.50)	(1.00)	(1.00)	(1.08)	(1.16)	(1.16)
Anti-dilutive impact of repurchase plan	0.01[4]	—[4,5]	0.01[4]	0.01[4]	—	—
Net asset value, end of period	$12.55	$12.20	$11.64	$11.61	$11.73	$13.04
Per share market value, end of period	$11.48	$10.75	$10.21	$10.05	$11.50	$13.00
Total return at net asset value (%)[6,7]	7.48[8]	15.03	10.14	9.53	(0.96)	11.69
Total return at market value (%)[6]	11.58[8]	15.56	11.61	(3.21)	(2.68)	24.20
Ratios and supplemental data
Net assets, end of period (in millions)	$150	$147	$141	$141	$144	$159
Ratios (as a percentage of average net assets):
Expenses before reductions	1.63[9]	1.32	1.21	1.23	1.17	1.17
Expenses including reductions	1.62[9,10]	1.31	1.20	1.23	1.16	1.16
Net investment income	5.71[9]	5.16	4.39	4.46	4.52	3.98
Portfolio turnover (%)	79	192	197	124	163	120
Senior securities
Total debt outstanding end of period (in millions)	$18	—	—	—	—	—
Asset coverage per $1,000 of debt[11]	$9,553	—	—	—	—	—

[1]	Six months ended 6-30-26. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
[4]	The repurchase plan was completed at an average repurchase price of $11.03 for 130,278, $11.04 for 34,900, $10.09 for 57,490 and $9.51 for 87,303 shares for the periods ended 6-30-26, 12-31-25, 12-31-24 and 12-31-23, respectively.
[5]	Less than $0.005 per share.
[6]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[7]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[8]	Not annualized.
[9]	Annualized.
[10]	Expenses including reductions excluding interest expense were 1.27% (annualized) for the period ended 6-30-26.
[11]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Diversified Income Fund	37

Notes to financial statements (unaudited)
Note 1—Organization
John Hancock Diversified Income Fund (Formerly John Hancock Hedged Equity & Income Fund) (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC, the fund’s valuation designee.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices from the exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are typically valued based on the settlement price. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee,
38	JOHN HANCOCK Diversified Income Fund | SEMIANNUAL REPORT

following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of June 30, 2026, by major security category or type:
	Total value at 6-30-26	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$5,189,434	$2,469,564	$2,719,870	—
Consumer discretionary	3,474,284	887,803	2,586,481	—
Consumer staples	6,956,837	5,154,007	1,802,830	—
Energy	8,187,479	6,145,079	2,042,400	—
Financials	23,557,884	7,141,877	16,416,007	—
Health care	7,678,084	6,566,230	1,111,854	—
Industrials	7,093,430	2,656,541	4,436,889	—
Information technology	21,189,828	13,317,553	7,872,275	—
Materials	4,994,792	1,061,524	3,933,268	—
Real estate	3,141,078	1,783,663	1,357,415	—
Utilities	8,222,850	2,781,588	5,441,262	—
Preferred securities
Communication services	36,631	36,631	—	—
Consumer discretionary	247,721	—	247,721	—
Information technology	2,116,604	—	2,116,604	—
SEMIANNUAL REPORT | JOHN HANCOCK Diversified Income Fund	39

	Total value at 6-30-26	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Exchange-traded funds	$755,699	$755,699	—	—
Foreign government obligations	1,041,113	—	$1,041,113	—
Corporate bonds	25,587,096	—	25,587,096	—
Convertible bonds	687,993	—	687,993	—
Term loans	1,140,505	—	1,140,505	—
Collateralized mortgage obligations	20,045,541	—	20,045,541	—
Asset-backed securities
Asset-backed securities	9,735,057	—	9,377,862	$357,195
Rights	11,284	11,284	—	—
Escrow certificates	—	—	—	—
Purchased options	6,500	6,500	—	—
Short-term investments	1,614,067	1,614,067	—	—
Total investments in securities	$162,711,791	$52,389,610	$109,964,986	$357,195
Derivatives:
Assets
Futures	$231,877	$231,877	—	—
Forward foreign currency contracts	263,518	—	$263,518	—
Swap contracts	13,478	—	13,478	—
Liabilities
Futures	(106,465)	(106,465)	—	—
Forward foreign currency contracts	(5,773)	—	(5,773)	—
Swap contracts	(63,103)	—	(63,103)	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Mortgage and asset-backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.  The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g., FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
40	JOHN HANCOCK Diversified Income Fund | SEMIANNUAL REPORT

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities.Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments or on exposures to investments in companies located in certain foreign countries, such as China. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People’s Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the fund’s performance.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
SEMIANNUAL REPORT | JOHN HANCOCK Diversified Income Fund	41

Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of December 31, 2025, the fund has a short-term capital loss carryforward of $6,479,148 available to offset future net realized capital gains. This carryforward does not expire.
As of December 31, 2025, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Managed distribution plan. The fund has adopted a managed distribution plan (Plan). Under the current plan, the fund makes quarterly distributions of an amount equal to $0.2500 per share, which will be paid quarterly until further notice.
Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for the purpose of not incurring federal income and excise taxes.
The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly pursuant to the Managed Distribution Plan described above. Capital gain distributions, if any, are typically distributed annually.
Such distributions, on a tax basis, if any, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital. The final determination of tax characteristics of the fund’s distribution will occur at the end of the year and will subsequently be reported to shareholders.
42	JOHN HANCOCK Diversified Income Fund | SEMIANNUAL REPORT

Capital accounts within the financial statements are adjusted for permanent book-tax differences at fiscal year end. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies, derivative transactions, and wash sale loss deferrals.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is included in Receivable/Payable for centrally-cleared swaps in the Statement of assets and liabilities. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund’s investments.
SEMIANNUAL REPORT | JOHN HANCOCK Diversified Income Fund	43

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the six months ended June 30, 2026, the fund used futures contracts to manage duration of the portfolio, manage against changes in interest rates, gain exposure to certain bond markets, manage against changes in certain securities markets, and to gain exposure to certain securities markets. The fund held futures contracts with USD notional values ranging from $25.8 million to $31.5 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the six months ended June 30, 2026, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $27.6 million to $43.4 million, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying asset at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying asset at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums on purchased options, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
44	JOHN HANCOCK Diversified Income Fund | SEMIANNUAL REPORT

Purchased options are included in the Fund’s investments and are subsequently “marked-to-market” to reflect current market value. If a purchased option expires, the fund realizes a loss equal to the premium paid for the option. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying asset transaction to determine the realized gain (loss). Written options are included as liabilities in the Statement of assets and liabilities and are “marked-to-market” to reflect the current market value. If the written option expires, the fund realizes a gain equal to the premium received. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying asset transaction to determine the realized gain (loss).
During the six months ended June 30, 2026, the fund used purchased options contracts to manage against changes in certain securities markets and to gain exposure to certain securities markets.. The fund held purchased options contracts with market values ranging up to $133,000, as measured at each quarter end.
During the six months ended June 30, 2026, the fund wrote option contracts to manage against changes in certain securities markets, to gain exposure to certain securities markets, and to generate potential income from options premiums.. The fund held written option contracts with market values ranging up to $44,000, as measured at each quarter end. There were no open written option contracts as of June 30, 2026.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Buyer
During the six months ended June 30, 2026, the fund used credit default swap contracts as the buyer to manage against potential credit events. The fund held credit default swaps with total USD notional amounts ranging from $1.2 million to $1.4 million, as measured at each quarter end.
SEMIANNUAL REPORT | JOHN HANCOCK Diversified Income Fund	45

Credit default swaps — Seller
Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.
For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. A deterioration of the referenced entity’s creditworthiness would indicate a greater likelihood of a credit event occurring and result in increasing market values, in absolute terms when compared to the notional amount of the swap. The maximum potential amount of future payments (undiscounted) that the fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.
During the six months ended June 30, 2026, the fund used credit default swap contracts as the seller to gain credit exposure to an issuer or index. The fund held credit default swaps with total USD notional amounts ranging up to $141,000, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at June 30, 2026 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	$15,749	$(15,364)
Equity	Receivable/payable for futures variation margin[1]	Futures	216,128	(91,101)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	263,518	(5,773)
Equity	Unaffiliated investments, at value[2]	Purchased options	6,500	—
Credit	Swap contracts, at value[3]	Credit default swaps	13,478	(63,103)
			$515,373	$(175,341)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of the Fund’s investments. Only the period end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
[2]	Purchased options are included in Fund’s investments.
[3]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
46	JOHN HANCOCK Diversified Income Fund | SEMIANNUAL REPORT

Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2026:
	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Interest rate	—	$(1,145,297)	—	—	—	$(1,145,297)
Currency	—	—	$312,083	—	—	312,083
Credit	—	—	—	—	$4,918	4,918
Equity	$(98,800)	(89,388)	—	$51,147	—	(137,041)
Total	$(98,800)	$(1,234,685)	$312,083	$51,147	$4,918	$(965,337)

[1]	Realized gain (loss) associated with purchased options is included in this caption on the Statement of operations.
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2026:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	—	$2,028	—	—	$2,028
Currency	—	—	$482,662	—	482,662
Credit	—	—	—	$(6,417)	(6,417)
Equity	$(67,723)	321,301	—	—	253,578
Total	$(67,723)	$323,329	$482,662	$(6,417)	$731,851

[1]	Change in unrealized appreciation (depreciation) associated with purchased options is included in this caption on the Statement of operations.
Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
SEMIANNUAL REPORT | JOHN HANCOCK Diversified Income Fund	47

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.95% of the fund’s average daily gross assets. For these purposes, “gross assets” of the fund means total assets of the fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or other forms of borrowings or the issuance debt securities), (ii) the issuance of preferred shares or other similar preference securities, and/or (iii) any other means. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. With respect to participating portfolios that pay advisory fees based on managed assets, “aggregate net assets” includes managed assets of the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended June 30, 2026, this waiver amounted to 0.01% of the fund’s average daily managed assets, on an annualized basis. This agreement expires on July 31, 2027, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $7,477 for the six months ended June 30, 2026.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended June 30, 2026, were equivalent to a net annual effective rate of 0.94% of the fund’s average daily managed assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the six months ended June 30, 2026, amounted to an annual rate of 0.02% of the fund’s average daily managed net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On December 6, 2011, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2026 and December 31, 2026, up to 10% of its outstanding common shares as of December 31, 2026. The share repurchase plan will remain in effect between January 1, 2026 and December 31, 2026.
During the six months ended June 30, 2026 and year ended December 31, 2025, the fund repurchased 1.08% and 0.29% of common shares, respectively. The weighted average discount per share on the repurchases amounted to 10.45% and 10.50% for the six months ended June 30, 2026 and year ended December 31, 2025, respectively. Shares repurchased and corresponding dollar amounts are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases are included on the Financial highlights.
48	JOHN HANCOCK Diversified Income Fund | SEMIANNUAL REPORT

Note 7—Leverage risk
The fund utilizes the Liquidity Agreement (LA) to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the LA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund’s investments may subject the fund to greater risk of loss than would reinvestment of collateral in short term highly rated investments.
In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
Note 8—Liquidity Agreement
The fund has entered into a LA with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $48.0 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at June 30, 2026 are shown in the Statement of assets and liabilities as the Liquidity agreement.
The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund’s authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit. As of June 30, 2026, the LA balance of $17,500,000 was comprised of $15,159,769 from the line of credit and $2,340,231 cash received by SSB from securities lending or Reverse Repo transactions.
Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.
SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the Borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible
SEMIANNUAL REPORT | JOHN HANCOCK Diversified Income Fund	49

for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund’s losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.
Interest charged is at the rate of overnight bank funding rate (OBFR) plus 0.700% and is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of June 30, 2026, the fund had an aggregate balance of $17,500,000 at an interest rate of 4.33%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the six months ended June 30, 2026, the average balance of the LA and the effective average annual interest rate were $14,715,172 and 4.33%, respectively.
The fund may terminate the LA with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the LA.
Note 9—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $137,490,258 and $123,338,553, respectively, for the six months ended June 30, 2026.
Note 10—Segment reporting
The management committee of the Advisor acts as the fund’s chief operating decision maker (the CODM), assessing performance and making decisions about resource allocation. The fund represents a single operating segment, as the CODM monitors and assesses the operating results of the fund as a whole, and the fund’s long-term strategic asset allocation is managed in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the portfolio management team of the fund’s subadvisor. Segment assets are reflected in the Statement of assets and liabilities as “Total assets”, which consists primarily of total investments at value. The financial information, including the measurement of profit and loss and significant expenses, provided to and reviewed by the CODM is consistent with that presented within the Statement of operations, which includes “Increase (decrease) in net assets from operations”, Statements of changes in net assets, which includes “Increase (decrease) in net assets from fund share transactions”, and Financial highlights, which includes total return and income and expense ratios.
50	JOHN HANCOCK Diversified Income Fund | SEMIANNUAL REPORT

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objective
The fund’s investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.
Principal Investment Strategies
Under normal circumstances, the fund will invest at least 25% of its net assets (assets plus borrowings for investment purposes) in equity and equity-related securities and at least 25% in fixed income securities and fixed-income related instruments. Equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange traded funds (“ETFs”), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts (“REITs”)), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents.
The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes).
The equity portfolio is expected to be broadly diversified, generally fully invested, and seeks to identify opportunities across all market capitalization ranges, industries and sectors required to help achieve the fund’s long-term return and income objectives. Fixed-income securities and fixed-income related instruments may include noninvestmentgrade (“high yield” or “junk bond”) instruments. Fixed-income related securities may include, but are not limited to, instruments such as: swaps, futures, forwards, options, mortgages, and bank loans. The fund may invest in foreign issuers and foreign-currency securities without any limitation.
The fund may also invest in derivatives such as futures contracts and foreign currency forward contracts.
The manager may also take into consideration environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment selection process.
The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments. Because ESG factors are considered alongside other relevant factors, the manager may determine that an investment is appropriate notwithstanding its relative ESG characteristics.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund. For the fiscal year ended December 31, 2025, the fund’s aggregate distributions included a return of capital of $0.50 per share, or 49.86% of aggregate distributions, which could impact the tax treatment of a subsequent sale of fund shares.
SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	51

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The portion of the fund’s investments for which the manager considers these ESG factors may vary, and could increase or decrease over time. In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the Advisor, carries the risk that the fund may perform differently, including underperforming funds that do not utilize ESG criteria or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its NAV. A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, Depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of
52	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT

investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, future contracts, options and swaps. Foreign currency forward contracts, future contracts, options and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. (REIT) REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	53

ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the six months ended June 30, 2026, distributions from net investment income totaling $0.5000 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions[1]
March 31, 2026	$0.2500
June 30, 2026	0.2500
Total	$0.5000

1A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
54	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT

SHAREHOLDER MEETING

The Fund held its Annual Meeting of Shareholders on Tuesday, February 17, 2026. The following proposal was considered by the shareholders:
THE PROPOSAL PASSED ON FEBRUARY 17, 2026
PROPOSAL: To elect six (6) Trustees (James R. Boyle, Kristie M. Feinberg, Grace K. Fey, Christine L. Hurtsellers, Hassell H. McClellan, and Kenneth J. Phelan) to serve for a three-year term ending at the 2029 Annual Meeting of Shareholders:
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	8,131,458.000	1,719,495.000
Grace J. Fey	8,106,949.000	1,744,004.000
Christine L. Hurtsellers	8,781,249.000	1,069,704.000
Hassell H. McClellan	8,097,449.000	1,753,504.000
Kenneth J. Phelan	8,756,072.000	1,094,881.000

Non-Independent Trustee
Kristie M. Feinberg	8,781,120.000	1,069,833.000
Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election were: Andrew G. Arnott, William K. Bacic, Dean C. Garfield, Deborah C. Jackson, Noni Ellison McKee, Frances G. Rathke, and Thomas R. Wright.
SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	55

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Diversified Income Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-25, 2026 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the meeting held on May 26-28, 2026. The Trustees who are not "interested persons" of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 22-25, 2026, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board  considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board was assisted by counsel for the fund and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
56	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity risk management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.
The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution, and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	57

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor’s analysis of the fund’s performance; and
(e)	considered the fund’s share performance and premium/discount information.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection and size of the peer group. The Board noted that, based on its net asset value, the fund underperformed its benchmark index and its peer group median for the one-, three-, five- and ten-year periods ended December 31, 2025. The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to its benchmark index and its peer group median for the one-, three-, five- and ten-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s plans for the fund.  The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.
The Board noted that net management fees for the fund are lower than the peer group median and that net total expenses for the fund are higher than the peer group median. The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition,
58	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT

the Board took into account that management had implemented an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the fund, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(g)	noted that the subadvisory fees for the fund are paid by the Advisor and is negotiated at arm’s length;
(h)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(i)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was not unreasonable in view of the factors considered.
Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.
The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board considered the Advisor’s
SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	59

overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the fund’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
60	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate; and
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	61

More information
Trustees
Hassell H. McClellan, Chairperson
Deborah C. Jackson, Vice Chairperson
Andrew G. Arnott†
William K. Bacic*
James R. Boyle
Noni Ellison McKee
Kristie M. Feinberg†
Grace K. Fey
Dean C. Garfield
Christine L. Hurtsellers#
Kenneth  J. Phelan#
Frances G. Rathke*
Thomas R. Wright*
Officers
Kristie M. Feinberg
President (Chief Executive Officer and Principal Executive Officer)
Fernando A. Silva
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Managers
Robert J. Isch, CFA
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Stock symbol
Listed New York Stock Exchange: HEQ

† Non-Independent Trustee
# Serves as Trustee effective November 12, 2025.
* Member of the Audit Committee
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
62	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT

John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.
MF5725668	P15SA 6/26
8/26

ITEM 2. CODE OF ETHICS.

Item is not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Item is not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item is not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Item is not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Refer to information included in Item 1.

(b)Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURE FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT. Information included in Item 1, if applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item is not applicable at this time.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)Item is not applicable at this time

(b)Item is not applicable at this time

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

(b)REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total number of	Maximum
			shares	number of
	Total number of		purchased as	shares that may
		Average price per	part of publicly	yet be
	shares		announced	purchased
Period	purchased	share	plans*	under the plans*
Jan-26	42,959	$11.00	42,959	1,162,926
Feb-26	7,110	$11.53	7,110	1,155,816
Mar-26	40,000	$10.78	40,000	1,115,816
Apr-26	25,000	$11.05	25,000	1,090,816
May-26	393	$11.62	393	1,090,423
Jun-26	14,816	$11.53	14,816	1,075,607
Total	130,278	-	130,278

*In December 2011, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2025. The current plan is in effect between January 1, 2026 and December 31, 2026.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 16. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See note 8 to financial statements in Item 1.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Diversified Income Fund

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President,
Principal Executive Officer
Date:	August 13, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President,
Principal Executive Officer
Date:	August 13, 2026
By:	/s/ Fernando A. Silva
---------------------------
Fernando A. Silva
Chief Financial Officer,
Principal Financial Officer
Date:	August 13, 2026